SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

PLUMTREE SOFTWARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee	paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PLUMTREE SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 15, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Plumtree Software, Inc. (the “Company”), a Delaware corporation with offices located at 500 Sansome Street, San Francisco, California 94111, will be held on May 15, 2003, at 8:00 a.m., local time, at the Omni San Francisco Hotel’s Union Square Room, 500 California Street at Montgomery, San Francisco, California 94104 for the following purposes:

1.	To elect Class III Directors to serve for the ensuing Class III term and until their successors are duly elected and qualified;

2.	To consider and ratify the appointment of the Company’s independent auditors; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Each of these items will be discussed at the Annual Meeting with reasonable time allotted for stockholder questions.

Only stockholders of record at the close of business on March 21, 2003 (the “Record Date”) are entitled to notice of and to vote at the meeting. A copy of the Company’s 2002 Annual Report to Stockholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement on or about April 11, 2003 to all stockholders of record on the record date.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or to vote by telephone pursuant to instructions provided on the proxy card. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.

Sincerely,

GREGORY P.G. WHARTON

Secretary

San Francisco, California

April 11, 2003

PLUMTREE SOFTWARE, INC.

500 Sansome Street

San Francisco, California 94111

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement (“Proxy Statement”) is furnished by Plumtree Software, Inc. (“Plumtree” or the “Company”), for use at the Annual Meeting of Stockholders to be held May 15, 2003 at 8:00 a.m., local time or at any postponement or continuation of the meeting, if applicable, or at any adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Omni San Francisco Hotel’s Union Square Room, 500 California Street at Montgomery, San Francisco, California 94104. These proxy solicitation materials were mailed on or about April 11, 2003 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

Only stockholders of record at the close of business on March 21, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 29,942,387 shares of the Company’s Common Stock were issued and outstanding.

Revocability of Proxies

The enclosed proxy is solicited by the Board of Directors of the Company (the “Board”). Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting and Solicitation

A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. All matters to be considered and acted upon by the stockholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against a proposal. In contrast, broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters will have no effect on the approval of such matters.

If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. Telephone voting will also be allowed pursuant to instructions provided on the proxy card submitted with this proxy.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, personally or by telephone or telecopier, without additional compensation.

Deadline for Receipt of Stockholder Proposals

Proposals of security holders of the Company that are intended to be presented by such stockholders at the annual meeting of the Company for the fiscal year ending December 31, 2003 must be received by the Company no later than February 16, 2004, in order to be included in the proxy statement and form of proxy relating to such meeting.

Independent Auditors

The independent auditor of the Company for the fiscal year ended December 31, 2002 was KPMG LLP. A representative of KPMG LLP will attend the Annual Meeting for the purpose of responding to appropriate questions.

ELECTION OF DIRECTORS (Proposal No. 1)

Nominees. One director is to be elected to the Board at the Annual Meeting. The nominee named below is currently a director of the Company. In the event that such nominee of the Company becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. In such event, the specific nominee(s) to be voted for will be determined by the proxy holders in their discretion. The term of office of each person elected as a director will continue for three (3) years and until his successor has been duly elected and qualified.

The names of the nominee and certain biographical information relating to the nominee are set forth below.

Name of Nominees	Age	Current Position(s)	Director Since
James Richardson	55	Consultant and Private Investor	January 2003

Mr. Richardson has been a director of Plumtree since January 2003. Since April 2001, Mr. Richardson has been a consultant to high technology companies and a private investor. From July 1998 to June 2001, Mr. Richardson was the Senior Vice President and Chief Financial Officer of WebTrends Corporation, a web server management and web analytics company that merged with Net IQ Corporation in March 2001. Prior to joining WebTrends Corporation in July 1998, Mr. Richardson was the Senior Vice President and Chief Financial Officer at Network General Corporation, which merged with McAfee Associates in December 1997, resulting in the creation of Network Associates. Prior to joining Network General Corporation in April 1994, Mr. Richardson was Vice President of Finance and Administration and Chief Financial Officer of Logic Modeling Corporation, now a division of Synopsys, from July 1992 to March 1994, he was Vice President and Chief Financial Officer of Advanced Logic Research starting in November 1989. Mr. Richardson currently serves on the board of directors of Rainmaker Systems, Inc. and Digimarc Corporation. Mr. Richardson also served as the Chairman of the Board of Avantgo, Inc., which was acquired by Sybase in February 2003.

The affirmative vote of a majority of the votes cast on this proposal is required to elect Mr. Richardson to the Board.

THE BOARD RECOMMENDS UNANIMOUSLY THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE LISTED ABOVE.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

Subject to ratification by the stockholders at the Annual Meeting, the Board has reappointed KPMG LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2003. KPMG LLP has issued its report, included in the Company’s Form 10-K, on the consolidated financial statements of the Company for the year ended December 31, 2002.

FEES BILLED BY KPMG LLP DURING FISCAL 2002. The following table sets forth the approximate aggregate fees billed to Plumtree during the fiscal year ended December 31, 2002 by KPMG LLP:

Audit Fees	$778,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees:
Audit-Related Fees	0
Tax-Related Services	0
Total Fees	$778,000[1]

[1]	Includes $572,000 of fees related to the Company’s Initial Public Offering on June 4, 2002.

The Company did not engage KPMG LLP to provide any separate information technology services during the fiscal year ended December 31, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting, to have the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of KPMG LLP.

THE BOARD RECOMMENDS UNANIMOUSLY THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS AS NOTED ABOVE.

Directors and Officers of the Company

Information regarding our directors and officers appears under “Directors and Executive Officers of the Registrant” in the Company’s 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2003. That portion of the 10-K is incorporated by reference into this report.

Security Ownership of Management

Information about security ownership of certain beneficial owners and management appears under Item 12, “Security Ownership of Certain Beneficial Owners and Management” in the Company’s 10-K for the fiscal year ended December 31, 2002, filed with the SEC on March 24, 2003. That portion of the 10-K is incorporated by reference into this report.

Board Meetings and Committees

The Board held a total of seven (7) regularly scheduled meetings during the fiscal year ended December 31, 2002.

During the fiscal year ended December 31, 2002, the Audit Committee of the Board consisted of directors Bernard Whitney, John Dillon and Rupen Dolasia. Pursuant to the Audit Committee charter, the Audit Committee reviews, acts and reports to the full Board on various auditing and accounting matters, including the appointment of the Company’s independent accountants, the scope of the Company’s annual audits, fees to be paid to the Company’s independent accountants, the performance of the Company’s independent accountants and the Company’s accounting and financial management practices. A report of the Audit Committee is set forth below. The Audit Committee met seven (7) times during the last fiscal year.

During the fiscal year ended December 31, 2002, the Compensation Committee consisted of directors John Dillon, Rupen Dolasia and Pierre Lamond. The Compensation Committee reviews employee compensation and makes recommendations thereon to the Board, and advises the full Board on administration of the Company’s Stock Incentive Plans. The Compensation Committee also advises the full Board, upon review of relevant information, on the employees to whom options shall be granted. The Compensation Committee met once (1) during the last fiscal year. A report of the Compensation Committee is set forth below.

During the fiscal year ended December 31, 2002, the Nominating Committee consisted of Bernard Whitney, John Dillon and Rupen Dolasia. The Nominating Committee reviews and make recommendations to the Board with respect to the responsibilities and functions of the Board and Board committees and with respect to Board compensation; makes recommendations to the Board of Directors concerning the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to, the Board; oversees evaluations of the directors, Board committees and the Board; and makes recommendations to the Board concerning candidates for election as Chief Executive Officer and other corporate officers. The Nominating Committee met once (1) during the last fiscal year. The Nominating Committee will not consider names recommended by stockholders.

During the fiscal year ended December 31, 2002, no incumbent director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board while he served on the board; and (ii) the total number of meetings held by all committees on which he served.

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2002

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter adopted by the Board of Directors of Plumtree (the “Board”). The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on at least an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP, the Company’s independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditor, nor can the Committee certify that the independent auditor is “independent” under applicable rules. The Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. The Audit Committee also covers with management and the independent auditors various topics and events, including the effect of regulatory and accounting initiatives that may have a significant financial impact on the Company or that are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company’s internal compliance programs. The Audit Committee regularly reports its activities to the full Board, as appropriate.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor management represented to the Committee that (1) the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and (2) the Company’s presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Company’s independent auditor also provided the Committee with written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Committee discussed with the independent auditor that firm’s independence.

Following the Committee’s discussion with management and the independent auditor, the Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee

Bernard Whitney, Chairman

Rupen Dolasia

John Dillon

DIRECTOR COMPENSATION

We did not pay directors who are also officers of the Company additional compensation for their service as directors during fiscal year ended 2002. During fiscal year ended 2002, compensation for each non-employee director included the following:

Description

Each Regularly scheduled Board of Directors meeting attended	None
Quarterly stipends for members who were not a committee chairman	None
Quarterly stipends for compensation committee chairman	None
Quarterly stipends for audit committee chairman	None
Each compensation committee meeting attended	None
Each audit committee meeting attended	None
Each special meeting of the Board or committee of the Board	None
Expenses of attending Board and Committee meetings	None
Annual stock option grants to purchase shares of Common Stock, pursuant to the Company’s Director Stock Option Plan (as amended), at the market price on the date of the annual stockholder meeting	None

During fiscal year 2003, compensation for each independent director includes cash compensation and stock options granted under the 2002 Director Option Plan. Directors may also receive grants under the 2002 Stock Option Plan, at the discretion of the Board. Pursuant to the 2003 Independent Director Compensation Plan adopted in March 2003 by the Board, cash compensation for directors during fiscal year 2003 is as follows: $15,000 per annum for each independent director; an additional $10,000 per annum for each independent director serving on the Audit Committee (except for the Chairman of the Audit Committee who will receive an additional $20,000 per annum), paid quarterly in arrears; and reimbursement for travel and other expenses incurred. The 2002 Director Option Plan provides that each independent director who has been a director for at least six (6) months shall receive an option to purchase 20,000 shares following each annual meeting of our stockholders. This option will vest as to  1/12 of the shares subject to the option each month following the date of grant, provided that the independent director remains a director on such dates.

EXECUTIVE COMPENSATION

Executive Compensation Information about compensation for our named executive officers (defined in Item 401(a)(3) of Regulation S-K of the Securities Act of 1933, as amended) appears under Item 11, “Executive Compensation” in the Company’s 10-K for the fiscal year ended December 31, 2002, filed with the SEC on March 24, 2003. That portion of the 10-K is incorporated by reference into this report.

COMPENSATION COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2002

The Company’s executive compensation program is designed to align stockholder interests with our business strategy, values and management initiatives. The compensation guidelines of the Compensation Committee were developed to combine competitive levels of compensation and rewards for superior performance and to align relative compensation with the achievement of essential corporate goals, satisfaction of customers, and the maximization of stockholder value. The Compensation Committee believes that stock option grants to management are beneficial in aligning management and stockholder interests, and consequently serve to increase stockholder value.

Executive officers’ and employees’ compensation is comprised of the following: annual cash compensation (consisting of base salary and annual incentive awards paid in cash); long-term incentive awards; and additional features which are available to most other employees, including a 401(k) plan, health insurance, life insurance, and an employee stock purchase plan, some of which allocate payments generally based on an individual’s level of annual cash compensation. Benefits under these general plans are indirectly tied to our performance.

The cornerstone of our compensation program is to pay for performance. In addition to base salary, all major elements of our compensation program vary directly with both corporate and individual performance.

Annual Cash Compensation

Amounts paid as base salary, including merit salary increases, are determined by performance, placement in the salary range established for a given position and the salaries offered in the industry for comparable positions. Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the executive’s individual qualifications and experience. The Compensation Committee monitors and approves changes in base salary for executive officers.

Long-Term Incentive Awards

Long-term incentive awards are made under the 2002 Equity Incentive Plan, as amended (the “Plan”). The Plan, which is administered by the Compensation Committee, is an omnibus plan and provides stock based awards to eligible employees, including the Company’s executive officers.

Stock option awards are based on guidelines that provide for larger awards commensurate with position levels that reflect competitive grant practices within a broad peer group of companies in the software and technology industries. Because of the direct relationship between the value of an option and the Company’s stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner consistent with stockholder interests. The Plan does not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of past as well as future anticipated performance. During the year ended December 31, 2002, long-term incentive awards were not granted to executive officers.

Compensation Committee

Pierre Lamond, Chairman

Rupen Dolasia

John Dillon

COMPARISON OF CUMULATIVE TOTAL RETURNS

AMONG PLUMTREE, PEER GROUP AND NASDAQ MARKET

Comparison of Five-Year Cumulative Total Returns

Performance Graph for

Plumtree Software Inc.

Produced on 03/18/2003 including data to 12/31/2002

Certain Relationships and Related Transactions

None.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities and Exchange Act of 1934, as amended requires the Company’s directors and executive officers, and persons who own more than ten (10%) percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with. However, entities affiliated with Sequoia Capital, a greater than ten percent (10%) stockholder, Pierre Lamond and Rupen Dolasia, two of the Company’s directors, delinquently filed Form 4 reports regarding the automatic conversion of their preferred stock into Company Common Stock at the Company’s initial public offering. In addition, Mr. Dolasia amended this filing to report additional shares of Common Stock acquired pursuant to anti-dilution provisions in the Company’s Series E Preferred Stock.

OTHER MATTERS

The Board is not aware of any matters that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named on the accompanying Proxy will have the authority to vote on those matters in accordance with their own judgment.

10-K Report

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2002, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, are available without charge upon receipt of a written request. Such requests should be directed to: Investor Relations, Plumtree Software, Inc., 500 Sansome Street, San Francisco, CA 94111. Copies of filings made with the SEC are also available through the SEC’s electronic data gathering analysis retrieval system (EDGAR) at www.sec.gov.

By Order of the Board of Directors

Gregory P.G. Wharton, Secretary

April 9, 2003

PLUMTREE SOFTWARE, INC. ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 15, 2003, 8:00 A.M.

Omni San Francisco Hotel’s Union Square Room, 500 California Street at Montgomery, San Francisco, California 94104

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 15, 2003.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Eric Borrmann, Chief Financial Officer and Gregory P.G. Wharton, Secretary, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

There are two ways to vote your Proxy. Your telephone votes authorize the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

1.	VOTE BY PHONE
•	Call toll-free
•	1-877-PRX-VOTE (1-877-779-8683)

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. on May 14, 2003.

•	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote by Phone, please do not mail your Proxy Card.

2.	VOTE BY MAIL
•	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to: Plumtree Software, Inc. c/o EquiServe Trust Company N.A. PO Box 8687 Edison, NJ 08818-9350

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors:

(01) James Richardson

Vote FOR the nominee	Vote WITHHELD from the nominee

☐	☐

2.	To consider and ratify the appointment of the Company’s independent auditors.

For	Against	Abstain

☐	☐	☐

Mark box at right if you plan to attend the meeting        ☐

Mark box at right if an address change has been noted on this card        ☐

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Date:

Signature(s) in Box: